UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 20, 2003

(Date of Report – date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589
(Address of principal executive offices)

952-944-3462
(Registrant’s telephone number, including area code)

(Former Name and Address)

Item 5.  Other Items

Press release dated October 20, 2003, announcing the promotion of Charlie Westling to President and Chief Operating. Officer.

Item 7.  Financial Statements and Exhibits

(c)           Exhibits:

99.1         Press release dated October 20, 2003, announcing the Company’s 2003 third quarter operating results and cost reduction initiatives (furnished pursuant to Item 12).

99.2         Press release dated October 20, 2003, announcing the promotion of Charlie Westling to President and Chief Operating Officer.

Item 12.  Results of Operation and Financial Condition

On October 20, 2003, the Company issued a press release announcing 2003 third quarter operating results and cost reduction initiatives.  The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 20, 2003

DATALINK CORPORAITON

By:	/s/ Daniel J. Kinsella
Daniel J. Kinsella, Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated October 20, 2003, announcing the Company’s 2003 third quarter operating results and cost reduction initiatives (furnished pursuant to Item 12).

Exhibit 99.2	Press release dated October 20, 2003, announcing the promotion of Charlie Westling to President and Chief Operating Officer.